Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Artemis International Solutions Corporation (the “Company”) on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Rusert, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Rusert
Michael J. Rusert
Chief Executive Officer
April 11, 2003

A signed original of this written statement required by Section 906 has been provided to Artemis International Solutions Corporation and will be retained by Artemis International Solutions Corporation and furnished to the Securities and Exchange Commission or its staff upon request.